UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22742

PRINCIPAL REAL ESTATE INCOME FUND

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Erin D. Nelson

Principal Real Estate Income Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: October 31

Date of reporting period: July 31, 2014

Item 1 – Schedule of Investments.

PRINCIPAL REAL ESTATE INCOME FUND
STATEMENT OF INVESTMENTS
July 31, 2014 (Unaudited)

Description	Shares	Value (Note 2)
COMMON STOCKS (48.63%)

Real Estate Management/Services (3.15%)
Atrium European Real Estate, Ltd.	96,100	$536,605
Citycon OYJ	559,885	2,061,708
Fabege AB	50,700	695,286
Hyprop Investments, Ltd., REIT	134,000	1,036,585
Sponda OYJ	55,000	283,543

		4,613,727

Real Estate Operating/Development (3.45%)
Agile Property Holdings, Ltd.	576,000	492,012
Croesus Retail Trust	975,000	793,287
KWG Property Holding, Ltd.	600,000	442,836
New World Development Co., Ltd.	580,000	735,660
Scentre Group, REIT(a)	716,040	2,262,412
Urban & Civic PLC(a)	83,089	333,865

		5,060,072

REITS-Apartments (3.69%)
Advance Residence Investment Corp.	269	642,001
Camden Property Trust	7,200	520,992
Campus Crest Communities, Inc.	178,200	1,425,600
Canadian Apartment Properties REIT	133,400	2,813,959

		5,402,552

REITS-Diversified (18.09%)
Altarea	11,000	2,014,997
CapitaCommercial Trust	852,000	1,137,138
Digital Realty Trust, Inc.	45,400	2,923,306
Dream Office Real Estate Investment Trust	92,000	2,448,608
EPR Properties	45,200	2,436,280
Frasers Commercial Trust	1,415,000	1,593,647
Klepierre	10,000	473,420
Land Securities Group PLC	26,100	459,596
Liberty Property Trust	52,200	1,835,874
Mirvac Group	568,000	958,033
Nomura Real Estate Master Fund, Inc.	730	886,375
Retail Properties of America, Inc., Class A	45,300	681,765
Spring Real Estate Investment Trust	4,164,000	1,821,403
Stockland	670,100	2,528,256
The Geo Group, Inc.	51,000	1,754,910
Top REIT, Inc.	119	525,791
Wereldhave N.V.	22,900	2,039,474

		26,518,873

REITS-Health Care (2.85%)
Assura Group, Ltd.	325,000	241,428
Aviv REIT, Inc.	33,558	954,725
Medical Properties Trust, Inc.	135,500	1,823,830
Primary Health Properties PLC	202,200	1,162,383

		4,182,366

REITS-Hotels (2.26%)
Hospitality Properties Trust	70,100	2,002,757
Summit Hotel Properties, Inc.	127,500	1,309,425

		3,312,182

Description	Shares	Value (Note 2)
REITS-Manufactured Homes (0.95%)
Sun Communities, Inc.	26,500	$1,394,695

REITS-Mortgage (0.50%)
CYS Investments, Inc.	83,100	737,928

REITS-Office Property (3.13%)
Brandywine Realty Trust	89,100	1,385,505
Highwoods Properties, Inc.	41,500	1,745,905
ICADE	5,000	482,659
Mori Trust Sogo REIT, Inc.	330	566,228
Workspace Group PLC	40,100	414,669

		4,594,966

REITS-Regional Malls (0.32%)
CBL & Associates Properties, Inc.	25,000	467,500

REITS-Shopping Centers (9.13%)
Charter Hall Retail REIT	564,500	2,103,603
Federation Centres, Ltd.	936,900	2,246,303
Fortune Real Estate Investment Trust	1,217,000	1,152,609
Hammerson PLC	68,500	695,050
Kite Realty Group Trust	89,300	544,730
Ramco-Gershenson Properties Trust	73,400	1,218,440
RioCan Real Estate Investment Trust	53,400	1,326,246
Starhill Global REIT	1,489,000	984,710
Vastned Retail N.V.	41,600	2,120,107
Weingarten Realty Investors	30,000	987,300

		13,379,098

REITS-Single Tenant (0.30%)
Agree Realty Corp.	14,921	436,887

Storage/Warehousing (0.81%)
Safestore Holdings PLC, REIT	341,000	1,185,967

TOTAL COMMON STOCKS (Cost $66,145,348)		71,286,813

PREFERRED STOCKS (1.24%)

REITS-Apartments (0.05%)
Apartment Investment & Management Co., Series Z, 7.000%	3,012	77,378

REITS-Hotels (0.50%)
Hersha Hospitality Trust, Series B, 8.000%	27,400	728,292

REITS-Office Property (0.28%)
SL Green Realty Corp., Series I, 6.500%	16,300	407,663

REITS-Regional Malls (0.41%)
Glimcher Realty Trust, Series G, 8.125%	7,241	182,980
Pennsylvania Real Estate Investment Trust, Series B, 7.375%	16,200	417,636

		600,616

TOTAL PREFERRED STOCKS (Cost $1,757,078)		1,813,949

Description			Shares	Value (Note 2)
REITS-Regional Malls (0.41%) (continued)
	Rate	Maturity Date	Principal Amount	Value (Note 2)
COMMERCIAL MORTGAGE BACKED SECURITIES (90.12%)
Commercial Mortgage Backed Securities-Other (65.86%)
Bank of America Commercial Mortgage
Trust, Series 2008-1(b)	6.277%	01/10/18	$5,000,000	$5,429,535
Commercial Mortgage Trust, Pass-
Through Certificates, Series 2007-C1	5.416%	02/15/40	10,000,000	10,340,710
Commercial Mortgage Trust, Series
2007-CD4(b)	5.398%	12/11/49	12,500,000	10,600,738
Commercial Mortgage Trust, Series
2007-GG9(b)	5.505%	02/10/17	7,500,000	6,548,205
Credit Suisse Commercial Mortgage
Trust, Series 2006-C4(b)	5.538%	09/15/39	10,000,000	10,067,160
FHLMC Multifamily Structured Pass
Through Certificates, Series 2011-KAIV(b)(c)	3.615%	06/25/41	9,000,000	1,839,942
FHLMC Multifamily Structured Pass
Through Certificates, Series 2012-K706(b)(c)	1.901%	12/25/18	28,580,000	2,067,163
FHLMC Multifamily Structured Pass
Through Certificates, Series 2012-K707(b)(c)	1.806%	01/25/19	27,555,000	1,945,052
FHLMC Multifamily Structured Pass
Through Certificates, Series 2012-K709(b)(c)	1.700%	04/25/40	30,601,130	2,144,680
FHLMC Multifamily Structured Pass
Through Certificates, Series 2012-K710(b)(c)	1.660%	06/25/42	27,830,000	1,962,154
Goldman Sachs Commercial Mortgage
Securities, Series 2013-GC13 D(b)(d)	4.072%	07/10/46	3,000,000	2,786,670
Goldman Sachs Mortgage Securities
Trust 2013-GC16(b)(d)	5.492%	11/10/46	2,342,405	2,385,304
JPMorgan Chase Commercial Mortgage
Securities Trust 2007-CIBC19(b)	5.703%	05/12/17	3,500,000	3,206,182
JPMorgan Chase Commercial Mortgage
Securities Trust 2013-C16(b)(d)	5.008%	11/15/23	2,117,483	2,104,943
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2006-CIBC16	5.623%	05/12/45	7,500,000	7,685,273
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2006-CIBC17(b)	5.489%	12/12/43	3,899,000	3,039,625
LB-UBS Commercial Mortgage Trust,
Series 2006-C7	5.407%	11/15/16	5,000,000	4,528,170
Wachovia Bank Commercial Mortgage
Trust, Series 2006-C29(b)	5.368%	11/15/48	13,000,000	12,679,628
Wachovia Bank Commercial Mortgage
Trust, Series 2007-C30(b)	5.413%	12/15/43	5,000,000	5,174,725

				96,535,859

Commercial Mortgage Backed Securities-Subordinated (24.26%)
Bank of America Commercial Mortgage
Trust, Series 2006-6	5.480%	10/10/45	3,000,000	3,017,079
Commercial Mortgage Trust, Series
2013-CR11 Class E(b)(d)	4.371%	10/10/23	5,108,000	4,448,741

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Commercial Mortgage Backed Securities-Subordinated (24.26%) (continued)
Commercial Mortgage Trust, Series 2014-CR14(b)(d)	3.496%	01/10/24	$2,000,000	$1,571,752
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006- CIBC14(b)	5.489%	12/12/44	7,560,000	7,539,860
Merrill Lynch Mortgage Trust, Series 2005-CIP1(b)	5.236%	08/12/15	5,000,000	5,006,030
Merrill Lynch Mortgage Trust, Series 2006-C1(b)	5.673%	05/12/39	9,000,000	7,404,570
Merrill Lynch-CFC Commercial Mortgage Trust, Series 2006-2(b)(d)	5.879%	06/12/46	2,000,000	1,878,002
Merrill Lynch-CFC Commercial Mortgage Trust, Series 2006-3(b)	5.554%	09/12/16	2,500,000	1,879,650
Morgan Stanley Bank of America Merrill Lynch Commercial Mortgage Trust, Series 2013- C8(b)(d)	4.172%	02/15/23	3,000,000	2,815,554

				35,561,238

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $122,477,984)				132,097,097

		7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.22%)
State Street Institutional Liquid Reserves Fund, Institutional Class		0.068%	314,128	314,128

TOTAL SHORT TERM INVESTMENTS (Cost $314,128)				314,128

TOTAL INVESTMENTS (140.21%) (Cost $190,694,538)				$205,511,987

Liabilities in Excess of Other Assets (-40.21%)				(58,937,193)
NET ASSETS (100.00%)				$146,574,794

(a)	Non-income producing security.
(b)	Interest rate will change at a future date. Interest rate shown reflects the rate in effect at July 31, 2014.
(c)	Interest only security.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. The total value of Rule 144A securities amounts to $17,990,966, which represents approximately 12.27% of net assets as of July 31, 2014.

Common Abbreviations:

AB - Aktiebolag is the Swedish equivalent of the term corporation.

FHLMC - Federal Home Loan Mortgage Corporation.

N.V. - Naamloze vennootshap is the Dutch term for a public limited liability corporation.

OYJ - Osakeyhtio is the Finnish equivalent of a public stock company.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

See Notes to Quarterly Statement of Investments.

PRINCIPAL REAL ESTATE INCOME FUND

Notes to Quarterly Statement of Investments

July 31, 2014 (Unaudited)

NOTE 1. ORGANIZATION

Principal Real Estate Income Fund (the ‘‘Fund’’) is a Delaware statutory trust registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’). The Fund commenced operations on June 25, 2013.

The Fund’s investment objective is to seek to provide high current income, with capital appreciation as a secondary investment objective, by investing in commercial real estate-related securities. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund may not be appropriate for all investors.

Investing in the Fund involves risks, including exposure to below-investment grade investments. The Fund’s net asset value will vary and its distribution rate may vary and both may be affected by numerous factors, including changes in the market spread over a specified benchmark, market interest rates and performance of the broader equity markets. Fluctuations in net asset value may be magnified as a result of the Fund’s use of leverage.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The preparation of the Statement of Investments in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Statement of Investments during the period reported. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Statement of Investments may differ from the value the Fund’s ultimately realize upon sale of the securities. The Statement of Investments has been prepared as of the close of the New York Stock Exchange (“NYSE”) on July 31, 2014.

Portfolio Valuation: The net asset value per Common Share of the Fund is determined no less frequently than daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. New York time). The Fund’s net asset value per Common Share is calculated in the manner authorized by the Fund’s Board of Trustees (the “Board”). Net asset value is computed by dividing the value of the Fund’s total assets, less its liabilities by the number of shares outstanding.

The Board has established the following procedures for valuation of the Fund’s assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Marketable securities listed on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. An option is valued at the price provided by an independent pricing service approved by the Board of Trustees. Over-the-counter options are valued at the mean between the latest bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices.

The Fund values commercial mortgage backed securities and other debt securities not traded in an organized market on the basis of valuations provided by an independent pricing service, approved by the Board, which uses information with respect to transactions in such securities, quotations from dealers, market transactions for comparable securities, various relationships between securities and yield to maturity in determining value. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost. If the independent pricing service is unable to provide a price for a security, if the price provided by the independent pricing service is deemed unreliable, or if events occurring after the close of the market for a security but before the time as of which the Fund values its Common Shares would materially affect net asset value, such security will be valued at its fair value as determined in good faith under procedures approved by the Board.

When applicable, fair value of an investment is determined by the Board or a committee of the Board or a designee of the Board. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower, or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the financial statements of the issuer, borrower, or counterparty, as applicable; the credit quality and cash flow of the issuer, borrower, or counterparty, as applicable, based on the sub-advisor’s or external analysis; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments; the quality, value and saleability of collateral, if any, securing the investment; the business prospects of the issuer, borrower, or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s, borrower’s, or counterparty’s management; the prospects for the industry of the issuer, borrower, or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; and other relevant factors.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as a Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the first-in first-out cost basis method for both financial reporting and income tax purposes.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of July 31, 2014:

Principal Real Estate Income Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks	$71,286,813	$–	$–	$71,286,813
Preferred Stocks	1,813,949	–	–	1,813,949
Commercial Mortgage Backed Securities	–	132,097,097	–	132,097,097
Short Term Investments	314,128	–	–	314,128

Total	$73,414,890	$132,097,097	$–	$205,511,987

*	See Statement of Investments for industry classifications.

The Fund recognizes transfers between the levels as of the beginning of the annual period in which the transfer occurred. For the period ended July 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the period.

Commercial Mortgage Backed Securities (“CMBS”): As part of its investments in commercial real estate-related securities, the Fund will invest in CMBS which are subject to certain risks associated with direct investments in CMBS. A CMBS is a type of mortgage-backed security that is secured by a loan (or loans) on one or more interests in commercial real estate property. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. CMBS may be backed by obligations (including certificates of participation in obligations) that are principally secured by commercial real estate loans or interests therein having multi-family or commercial use. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans because those securities derive their cash flows and value from the performance of the commercial real estate underlying such investments and/or the owners of such real estate.

Real Estate Investment Trusts (“REITs”): As part of its investments in real estate related securities, the Fund will invest in REITs and are subject to certain risks associated with direct investment in REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.

Dividend income from REITs is recognized on the ex-dividend date. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

The performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. Due to the Fund’s investments in REITs, the Fund may also make distributions in excess of the Fund’s earnings and capital gains. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s Common Shares and, after that basis has been reduced to zero, will constitute capital gains to the Common Shareholder.

Concentration Risk: The Fund invests in companies in the real estate industry, which may include CMBS, REITs, REIT-like structures, and other securities that are secured by, or otherwise have exposure to, real estate. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory changes, or economic conditions affecting CMBS, REITs, REIT-like structures, and real estate more generally, will have a significant impact on the Fund’s performance.

Foreign Currency Risk: The Fund expects to invest in securities denominated or quoted in currencies other than the U.S. dollar; changes in foreign currency exchange rates may affect the value of securities owned by the Fund, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in smaller, emerging capital markets.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of the exchanges at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

3. Tax Basis Information

Tax Basis of Investments: As of July 31, 2014, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION / (DEPRECIATION)
$190,694,928	$16,399,037	$(1,581,978)	$14,817,059

Item 2 - Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3 – Exhibits.

Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRINCIPAL REAL ESTATE INCOME FUND

By:	/s/ Thomas A. Carter
Thomas A. Carter
President (Principal Executive Officer)

Date:	September 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas A. Carter
Thomas A. Carter
President (Principal Executive Officer)

Date:	September 22, 2014

By:	/s/ Patrick D. Buchanan
Patrick D. Buchanan
Treasurer (Principal Financial Officer)

Date:	September 22, 2014